Exhibit 21
Attachment A
SENSIENT TECHNOLOGIES CORPORATION
SUBSIDIRIES

NAME	INCORPORATION
DOMESTIC
POINTING COLOR INC.	DELAWARE
SENSIENT COLORS LLC	DELAWARE
SENSIENT DEHYDRATED FLAVORS LLC	DELAWARE
SENSIENT FLAVORS INTERNATIONAL, INC.	INDIANA
SENSIENT FLAVORS LLC	DELAWARE
SENSIENT FOOD COLORS LP	MISSOURI
SENSIENT HOLDING COMPANY LLC	DELAWARE
SENSIENT IMAGING TECHNOLOGIES INC.	CALIFORNIA
SENSIENT TECHNOLOGIES HOLDING COMPANY LLC	DELAWARE
SENSIENT WISCONSIN L.L.C.	WISCONSIN

STC SUBSIDIARIES AS OF 12/20/10	PAGE 1 OF 5

Attachment A
SENSIENT TECHNOLOGIES CORPORATION
SUBSIDIRIES

NAME	INCORPORATION
FOREIGN
BIOLUX FINANCE NV	BELGIUM
DC FLAVOURS LIMITED	UNITED KINGDOM
LCW POLSKA LTD (60% Owner)	POLAND
LES COLORANTS WACKHERR DO BRASIL LTDA (50% Owner)	BRAZIL
POINTING CANADA LIMITED	CANADA
POINTING CHEMICALS LIMITED	UNITED KINGDOM
POINTING HOLDINGS LIMITED	UNITED KINGDOM
POINTING INTERNATIONAL LTD.	UNITED KINGDOM
POINTING LIMITED	UNITED KINGDOM
PROMAVIL N.V.	BELGIUM
PT SENSIENT TECHNOLOGIES INDONESIA	INDONESIA
SENSIENT COLORS CANADA LIMITED	CANADA
SENSIENT COLORS S.A.	ARGENTINA
SENSIENT COLORS S.A. DE C.V.	MEXICO
SENSIENT COLORS SOUTH AFRICA (PROPRIETARY) LIMITED	SOUTH AFRICA
SENSIENT COLORS UK LIMITED	UNITED KINGDOM
SENSIENT COSMETIC TECHNOLOGIES	FRANCE
SENSIENT COSTA RICA SRL	COSTA RICA
SENSIENT DEHYDRATED FLAVORS B.V.	NETHERLANDS
SENSIENT DEHYDRATED FLAVORS CANADA, INC.	CANADA
SENSIENT DEHYDRATED FLAVORS (QINGDAO) CO. LTD.	CHINA
SENSIENT DEHYDRATED FLAVORS SAS	FRANCE

STC SUBSIDIARIES AS OF 12/20/10	PAGE 2 OF 5

Attachment A
SENSIENT TECHNOLOGIES CORPORATION
SUBSIDIRIES

NAME	INCORPORATION
FOREIGN
SENSIENT ESSENTIAL OILS GERMANY GMBH	GERMANY
SENSIENT FINANCE (ALBERTA) LIMITED PARTNERSHIP	CANADA
SENSIENT FINANCE IRELAND LIMITED	IRELAND
SENSIENT FINANCE (LUXEMBOURG) SARL	LUXEMBOURG
SENSIENT FLAVORS AUSTRIA GMBH	AUSTRIA
SENSIENT FLAVORS BELGIUM NV	BELGIUM
SENSIENT FLAVORS BIOLUX, NV	BELGIUM
SENSIENT FLAVORS CANADA, INC.	ONTARIO
SENSIENT FLAVORS CENTRAL AMERICA S.R.L.	COSTA RICA
SENSIENT FLAVORS FINLAND OY	FINLAND
SENSIENT FLAVORS & FRAGRANCES SAS	FRANCE
SENSIENT FLAVORS & FRAGRANCES GMBH & CO KG	GERMANY
SENSIENT FLAVORS GMBH	GERMANY
SENSIENT FLAVORS ITALY S.R.L.	ITALY
SENSIENT FLAVORS LIMITED	UNITED KINGDOM
SENSIENT FLAVORS MEXICO, S.A. DE C.V.	MEXICO
SENSIENT FLAVORS POLAND SP. Z O.O.	POLAND
SENSIENT FLAVORS ROMANIA S.R.L.	ROMANIA
SENSIENT FLAVORS SCANDINAVIA AB	SWEDEN
SENSIENT FLAVORS STRASBOURG	FRANCE
SENSIENT FLAVORS WALES LIMITED	UNITED KINGDOM
SENSIENT FOOD COLORS CZECH REPUBLIC S.R.O.	CZECH REPUBLIC
SENSIENT FOOD COLORS FRANCE	FRANCE

STC SUBSIDIARIES AS OF 12/20/10	PAGE 3 OF 5

Attachment A
SENSIENT TECHNOLOGIES CORPORATION
SUBSIDIRIES

NAME	INCORPORATION
FOREIGN
SENSIENT FOOD COLORS GERMANY GMBH	GERMANY
SENSIENT FOOD COLORS HUNGARY KFT	HUNGARY
SENSIENT FOOD COLORS ITALY S.R.L.	ITALY
SENSIENT FOOD COLORS POLAND SP.ZO.O.	POLAND
SENSIENT FOOD COLORS ROMANIA S.R.L.	ROMANIA
SENSIENT FOOD COLORS SMN D.O.O.	SERBIA & MONTENEGRO
SENSIENT FOOD COLORS THE NETHERLANDS BV	NETHERLANDS
SENSIENT FRAGRANCES GUATEMALA, S.A.	GUATEMALA
SENSIENT FRAGRANCES MEXICO, S.A. DE C.V.	MEXICO
SENSIENT FRAGRANCES, S.A.	SPAIN
SENSIENT HOLDING I BV	NETHERLANDS
SENSIENT HOLDING II BV	NETHERLANDS
SENSIENT HOLDING III BV	NETHERLANDS
SENSIENT HOLDING (ALBERTA) LIMITED PARTNERSHIP	CANADA
SENSIENT HOLDING LUXEMBOURG SARL	LUXEMBOURG
SENSIENT HOLDINGS MALTA LTD	MALTA
SENSIENT HOLDINGS UK	UNITED KINGDOM
SENSIENT IMAGING TECHNOLOGIES GMBH	GERMANY
SENSIENT IMAGING TECHNOLOGIES LTD	SWITZERLAND
SENSIENT IMAGING TECHNOLOGIES S.A. DE C.V.	MEXICO
SENSIENT INDIA PRIVATE LIMITED	INDIA
SENSIENT TECHNOLOGIES ASIA PACIFIC PTE, LTD	SINGAPORE
SENSIENT TECHNOLOGIES AUSTRALIA PTY, LTD.	AUSTRALIA

STC SUBSIDIARIES AS OF 12/20/10	PAGE 4 OF 5

Attachment A
SENSIENT TECHNOLOGIES CORPORATION
SUBSIDIRIES

NAME	INCORPORATION
FOREIGN
SENSIENT TECHNOLOGIES BRAZIL LTDA.	BRAZIL
SENSIENT TECHNOLOGIES COLOMBIA LTDA	COLOMBIA
SENSIENT TECHNOLOGIES CORP. (CHINA) LTD	CHINA
SENSIENT TECHNOLOGIES CORPORATION (JAPAN)	JAPAN
SENSIENT TECHNOLOGIES HOLDING DEUTSCHLAND GMBH	GERMANY
SENSIENT TECHNOLOGIES HONG KONG LTD	CHINA
SENSIENT TECHNOLOGIES LIMITED	UNITED KINGDOM
SENSIENT TECHNOLOGIES LUXEMBOURG S.A.R.L.	LUXEMBOURG
SENSIENT TECHNOLOGIES (PHILIPPINES), INC.	PHILIPPINES
SENSIENT TECHNOLOGIES REAL ESTATE GMBH	GERMANY
SENSIENT TECHNOLOGIES (THAILAND), LTD.	THAILAND
SENSIENT VERMÖGENSVERWALTUNGSGESELLSCHAFT MBH	GERMANY
SOCIETE CIVILE IMMOBILIERE GRISEDA	FRANCE
UNIVERSAL HOLDINGS CAYMAN	BRITISH WEST INDIES

STC SUBSIDIARIES AS OF 12/20/10	PAGE 5 OF 5